UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 18, 2011

(Date of Report - Date of Earliest Event Reported)

First Cash Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-19133 (Commission File Number)	75-2237318 (IRS Employer Identification No.)

690 East Lamar Blvd., Suite 400, Arlington, Texas 76011

(Address of principal executive offices, including zip code)

(817) 460-3947

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On August 18, 2011, First Cash Financial Services, Inc. completed the share repurchase program authorized by its Board of Directors in November 2007 and amended in March 2008 to allow the Company to repurchase up to 3,000,000 shares of its common stock.  Since the commencement of this share repurchase program in November 2007, First Cash has repurchased 3,000,000 shares at an average of $24.10 per share.  During 2011, First Cash repurchased 1,359,581 shares at an average price of $40.68 per share to complete the repurchase program.   The 2011 repurchases were funded through operating cash flows and existing cash balances; no debt was incurred to fund the repurchases.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 19, 2011

FIRST CASH FINANCIAL SERVICES, INC.

(Registrant)

/s/ R. DOUGLAS ORR

R. Douglas Orr

Executive Vice President and Chief Financial Officer

(Principal Financial and Accounting Officer)